UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                     FORM 8K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                   Report of Event occurring on April 4, 2003


                         Commission File No. 33-55254-01
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                                W-WAVES USA, INC.






        NEVADA                                      87-0467339
---------------------------------      ---------------------------------
(State or other jurisdiction           (I.R.S. Employer Identification
of incorporation or organization)               Number)

Les Tours Triomphe
2500, Boulevard Daniel-Johnson
Suite 1005
Laval (Quebec) Canada H7T 2P6
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(Address of principal executive offices)

Registrant's telephone number, including area code (450) 686-8081




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ITEM 6.  Resignation of Registrant's Directors

On April 4, 2003, the Company received the resignation of Victor Lacroix. Mr. Lacroix was a director and Chairman of the Board of Directors. Mr. Lacroix requested that his resignation be made public. Mr. Lacroix did not give any reasons for his resignation or express any disagreements on any matter relating to the Company's operations, policies or practices.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                W-WAVES USA, Inc.
                                  (Registrant)


Date: April 4, 2003            By:  \s\ Jean-Luc Amez
--------------------              -------------------
                               Jean-Luc Amez, President and Director


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